THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln National Variable Annuity Account C

Multi-Fund® 5 Retirement Annuity

Supplement dated October 23, 2025 to the Prospectus dated May 1, 2025

This Supplement outlines important changes to certain investment options under your individual flexible deferred variable annuity contract. These changes are related to Appendix A – Funds Available Under the Contract. All other provisions outlined in your variable annuity prospectus, as supplemented, remain unchanged.

The Board of Trustees of Lincoln Variable Insurance Products Trust recently approved a new sub-advisory agreement between Lincoln Financial Investments Corporation and Nomura Investments Fund Advisers, a series of Nomura Investment Management Business Trust (“NIFA”) and a new sub-sub-advisory agreement between NIFA and Macquarie Investment Management Global Limited (together, the “New Sub-Advisory Agreements”). The New Sub-Advisory Agreements were approved in connection with the acquisition of Macquarie Asset Management’s U.S. and European public investments business (the “Acquisition”). The New Sub-Advisory Agreements will become effective on the closing date of the Acquisition, which is expected to be on or about November 1, 2025 (the “Acquisition Date”). As of the Acquisition Date, the LVIP Macquarie Diversified Floating Rate Fund will be changed to the LVIP Nomura Diversified Floating Rate Fund. The Acquisition will not affect the fees or expenses of the fund.

All other information about the fund, including principal investment strategies, can be found in the fund’s prospectus.

You can obtain additional information by contacting your registered representative, online at www.lfg.com/vaprospectus, or by sending an email request to Multi-FundE-Service@lfg.com.

Please retain this Supplement for future reference.